SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Unconstrained Income Fund

Effective September 3, 2013, the following information replaces the existing disclosure contained under the “CHOOSING A SHARE CLASS” sub–heading of the “INVESTING IN THE FUNDS” section of the fund’s prospectus.

For DWS Unconstrained Income Fund, investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a CDSC of 1.00% if redeemed within 18 months of purchase.

This CDSC is waived under certain circumstances (see “Policies About Transactions”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Please Retain This Supplement for Future Reference

July 19, 2013
PROSTKR-287